Exhibit 4.7


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                      KANSAS CITY SOUTHERN INDUSTRIES, INC.

                                       AND

                              THE BANK OF NEW YORK,

                           AS PURCHASE CONTRACT AGENT

                          ----------------------------

                           PURCHASE CONTRACT AGREEMENT
                          ----------------------------





                              DATED AS OF [ ], 2001








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




                                TABLE OF CONTENTS


                                                                         PAGE

                                   ARTICLE I
                      DEFINITIONS AND OTHER PROVISIONS OF
                              GENERAL APPLICATIONS

SECTION 1.01.   Definitions
SECTION 1.02.   Compliance Certificates and Opinions
SECTION 1.03.   Form of Documents Delivered to Agent
SECTION 1.04.   Acts of Holders; Record Dates
SECTION 1.05.   Notices
SECTION 1.06.   Notice to Holders; Waiver
SECTION 1.07.   Effect of Headings and Table of Contents
SECTION 1.08.   Successors and Assigns
SECTION 1.09.   Separability Clause
SECTION 1.10.   Benefits of Agreement
SECTION 1.11.   Governing Law
SECTION 1.12.   Legal Holidays
SECTION 1.13.   Counterparts
SECTION 1.14.   Inspection of Agreement


                                   ARTICLE II
                               CERTIFICATE FORMS

SECTION 2.01.   Forms of Certificates Generally
SECTION 2.02.   Form of Agent's Certificate of Authentication


                                  ARTICLE III
                                 THE SECURITIES

SECTION 3.01.   Title and Terms; Denominations
SECTION 3.02.   Rights and Obligations Evidenced by the
                Certificates
SECTION 3.03.   Execution, Authentication, Delivery and
                Dating
SECTION 3.04.   Temporary Certificates
SECTION 3.05.   Registration; Registration of Transfer and
                Exchange
SECTION 3.06.   Book-Entry Interests
SECTION 3.07.   Notices to Holders
SECTION 3.08.   Appointment of Successor Clearing Agency
SECTION 3.09.   Definitive Certificates
SECTION 3.10.   Mutilated, Destroyed, Lost and Stolen
                Certificates
SECTION 3.11.   Persons Deemed Owners
SECTION 3.12.   Cancellation
SECTION 3.13.   Establishment of Treasury Units
SECTION 3.14.   Reestablishment of Corporate Units
SECTION 3.15.   Transfer of Collateral Upon Occurrence of
                Termination Event
SECTION 3.16.   No Consent to Assumption
SECTION 3.17.   CUSIP Numbers


                                   ARTICLE IV
                                   THE NOTES

SECTION 4.01.   Payment of Distribution; Rights to
                Distributions Preserved; Distribution
SECTION 4.02.   Notice and Voting
SECTION 4.03.   Tax Event Redemption
SECTION 4.04.   CUSIP Numbers


                                   ARTICLE V
                             THE PURCHASE CONTRACTS

SECTION 5.01.   Purchase of Shares of Common Stock
SECTION 5.02.   [Reserved}
SECTION 5.03.   Initial Remarketing
SECTION 5.04.   Payment of Purchase Price; Secondary
                Remarketing
SECTION 5.05.   Issuance of Shares of Common Stock
SECTION 5.06.   Adjustment of Settlement Rate
SECTION 5.07.   Notice of Adjustments and Certain Other Events
SECTION 5.08.   Termination Event; Notice
SECTION 5.09.   Early Settlement
SECTION 5.10.   Early Settlement Upon Merger
SECTION 5.11.   Fractional Shares
SECTION 5.12.   Charges and Taxes


                                   ARTICLE VI
                                    REMEDIES

SECTION 6.01.   Unconditional Right of Holders to Purchase
                Common Stock
SECTION 6.02.   Restoration of Rights and Remedies
SECTION 6.03.   Rights and Remedies Cumulative
SECTION 6.04.   Delay or Omission Not Waiver
SECTION 6.05.   Undertaking for Costs
SECTION 6.06.   Waiver of Stay or Extension Laws


                                  ARTICLE VII
                                   THE AGENT

SECTION 7.01.   Certain Duties and Responsibilities
SECTION 7.02.   Notice of Default
SECTION 7.03.   Certain Rights of Agent
SECTION 7.04. Not Responsible for Recitals or Issuance of Securities
SECTION 7.05.   May Hold Securities
SECTION 7.06.   Money Held in Custody
SECTION 7.07.   Compensation and Reimbursement
SECTION 7.08.   Corporate Agent Required; Eligibility
SECTION 7.09.   Resignation and Removal; Appointment of Successor
SECTION 7.10.   Acceptance of Appointment by Successor
SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business
SECTION 7.12.   Preservation of Information; Communications to
                Holders
SECTION 7.13.   No Obligations of Agent
SECTION 7.14.   Tax Compliance


                                  ARTICLE VIII
                            SUPPLEMENTAL AGREEMENTS

SECTION 8.01.   Supplemental Agreements Without Consent of Holders
SECTION 8.02.   Supplemental Agreements With Consent of Holders
SECTION 8.03.   Execution of Supplemental Agreements
SECTION 8.04.   Effect of Supplemental Agreements
SECTION 8.05.   Reference to Supplemental Agreements


                                   ARTICLE IX
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.01.   Covenant Not to Merge, Consolidate, Sell or
                Convey Property Except Under Certain Conditions
SECTION 9.02.   Rights and Duties of Successor Corporation
SECTION 9.03.   Opinion of Counsel Given to Agent


                                   ARTICLE X
                                   COVENANTS

SECTION 10.01.  Performance Under Purchase Contracts
SECTION 10.02.  Maintenance of Office or Agency
SECTION 10.03.  Company to Reserve Common Stock
SECTION 10.04.  Covenants as to Common Stock


EXHIBIT A       Form of Corporate Units Certificate
EXHIBIT B       Form of Treasury Units Certificate
EXHIBIT C       Instruction From Purchase Contract Agent to
                Collateral Agent
EXHIBIT D       Instruction to Purchase Contract Agent
EXHIBIT E       Notice to Settle by Separate Cash

                         PURCHASE CONTRACT AGREEMENT, dated as of         , 2001
                    between KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation (the "COMPANY"), and THE BANK OF NEW YORK, a New York banking corporation, acting as purchase contract agent for the Holders of Securities from time to time (the "AGENT").


                                    RECITALS

     The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Securities.

     All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.


                               W I T N E S S E T H

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:


                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATIONS

     SECTION 1.01. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and nouns and pronouns of the masculine gender include the feminine and neuter genders;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (d) the  following  terms  have  the  meanings  given  to them in this
     Section 1.0(d).

          "ACT" when used with respect to any Holder, has the meaning specified in Section 1.04.

          "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act of 1993, as amended, as is in effect on the date hereof.

          "AGENT" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

          "AGREEMENT" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

          "APPLICABLE MARKET VALUE" has the meaning specified in Section 5.01.

          "APPLICABLE OWNERSHIP INTEREST" means, with respect to a Corporate Unit and the Treasury Securities in the Treasury Portfolio, (A) a 1/40, or 2.5%, undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury Security included in such Treasury Portfolio which matures on or prior to August 16, 2004 and (B) for the scheduled interest payment date on the Notes that occurs on the Purchase Contract Settlement Date, in the case of a Successful Initial Remarketing, or after the Tax Event Redemption Date and on or before the Purchase Contract Settlement Date, in the case of a Tax Event Redemption, a % undivided beneficial ownership interest in a $1,000 face amount of such U.S. Treasury Security which is a principal or interest strip maturing on or prior to such interest payment date in an amount that is sufficient to pay the interest that is due on such date, assuming the interest rate on the Notes is not reset as described in
     Section 4.01.

          "APPLICABLE PRINCIPAL AMOUNT " means the aggregate principal amount of
     the  Notes  which  are  components  of  Corporate   Units  on  the  Initial
     Remarketing Date.

          "AUTHORIZED NEWSPAPER" means a daily newspaper, in the English language, customarily published on each day that is a Business Day in The City of New York, whether or not published on days that are Legal Holidays, and of general circulation in The City of New York. The Authorized Newspaper for the purposes of the Reset Announcement Date is currently anticipated to be The Wall Street Journal.

          "BANKRUPTCY CODE" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

          "BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "BOARD OF DIRECTORS" means the board of directors of the Company or a duly authorized committee of that board.

          "BOARD RESOLUTION" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

          "BOOK-ENTRY   INTEREST"  means  a  beneficial  interest  in  a  Global
     Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.06.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York City (in the State of New York) are permitted or required by any applicable law to close.

          "CASH SETTLEMENT" has the meaning set forth in Section 5.04(a)(i).

          "CERTIFICATE" means a Corporate Units Certificate or a Treasury Units Certificate.

          "CLEARING AGENCY" means an organization registered as a "CLEARING AGENCY" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Securities.

          "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "CLOSING PRICE" has the meaning specified in Section 5.01.

          "COLLATERAL" has the meaning specified in Section 2.01 of the Pledge Agreement.

          "COLLATERAL AGENT" means The Chase Manhattan Bank, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "COLLATERAL AGENT" shall mean the Person who is then the Collateral Agent thereunder.

          "COLLATERAL SUBSTITUTION" has the meaning specified in Section 3.13.

          "COMMON EQUITY SECURITIES" means shares of a class of stock of the Company that is not entitled to priority over any other class of stock of the Company in the payment of dividends or with respect to rights upon the liquidation, dissolution or winding up of the Company.

          "COMMON STOCK" means the Common Stock, $0.01 par value, of the Company.

          "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "COMPANY" shall mean such successor.

          "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at.

          "CORPORATE UNIT" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of a Note or an appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

          "CORPORATE UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

          "CORPORATE UNITS REGISTER" and "CORPORATE UNITS REGISTRAR" have the respective meanings specified in Section 3.05.

          "COUPON RATE" means the percentage rate per annum at which each Note will bear interest initially.

          "CURRENT   MARKET   PRICE"  has  the  meaning   specified  in  Section
     5.06(a)(8).

          "DEPOSITARY" means, initially, DTC until another Clearing Agency becomes its successor.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

          "EARLY SETTLEMENT" has the meaning specified in Section 5.09(a).

          "EARLY  SETTLEMENT  AMOUNT"  has  the  meaning  specified  in  Section
     5.09(a).

          "EARLY SETTLEMENT DATE" has the meaning specified in Section 5.09(a).

          "EARLY SETTLEMENT RATE" has the meaning specified in Section 5.09(b).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

          "EXPIRATION DATE" has the meaning specified in Section 1.04.

          "EXPIRATION TIME" has the meaning specified in Section 5.06(a)(6).

          "FAILED  INITIAL  REMARKETING"  has the meaning  specified  in Section
     5.03.

          "FAILED SECONDARY REMARKETING" has the meaning specified in Section 5.04(b).

          "GLOBAL NOTE CERTIFICATE" means a certificate evidencing the respective rights and obligations of Holders in respect of the number of Notes specified on such certificate and which is registered in the name of a Clearing Agency or a nominee thereof.

          "GLOBAL CERTIFICATE" means a Certificate that evidences all or part of the Securities and is registered in the name of a Depositary or a nominee thereof.

          "HOLDER", when used with respect to a Security, means the Person in whose name the Security evidenced by a Corporate Units Certificate and/or Treasury Units Certificate is registered in the related Corporate Units Register and/or Treasury Units Register, as the case may be.

          "INDENTURE"  means the Indenture  dated as of           , 2001 between
     KCSR, the Note Guarantors and the Indenture Trustee.

          "INDENTURE TRUSTEE" means The Bank of New York, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

          "INITIAL REMARKETING" has the meaning specified in Section 5.03.

          "INITIAL REMARKETING DATE" means the third business day immediately preceding May 17, 2004.

          "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Agent.

          "KCSR" means The Kansas City Southern Railway Company, a Missouri corporation.

          "MERGER EARLY SETTLEMENT" has the meaning specified in Section 5.10.

          "MERGER EARLY SETTLEMENT AMOUNT" has the meaning specified in Section 5.10.

          "MERGER EARLY SETTLEMENT DATE" has the meaning specified in Section 5.10.

          "NYSE" has the meaning specified in Section 5.01.

          "NEW YORK  OFFICE"  shall have the meaning set forth in Section  10.02

          "NOTES" means the series of senior unsecured notes of KCSR designated the % Senior Notes due August 17, 2007, to be issued under the Indenture dated as of the date hereof.

          "NOTE GUARANTOR" has the meaning set forth in Section 1.01 of the Indenture.

          "OFFICER'S CERTIFICATE" means a certificate of the Company signed on its behalf by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Agent.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

          "OUTSTANDING SECURITIES" with respect to the Corporate Units or Treasury Units, means, as of the date of determination, all Corporate Units or Treasury Units, as the case may be, evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

               (i) if a Termination Event has occurred, (A) Treasury Units for which the Stated Amount of Treasury Securities has been theretofore deposited with the Agent in trust for the Holders of such Treasury Units and (B) Corporate Units for which the Stated Amount of the related Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Corporate Units;

               (ii) Corporate Units or Treasury Units evidenced by Certificates theretofore canceled by the Agent or delivered to the Agent for cancelation or deemed canceled pursuant to the provisions of this Agreement; and

               (iii) Corporate Units or Treasury Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Corporate Units or Treasury Units evidenced by such Certificate are valid obligations of the Company;

     PROVIDED, HOWEVER, that in determining whether the Holders of the requisite number of the Corporate Units or Treasury Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Corporate Units or Treasury Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Corporate Units or Treasury Units which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Corporate Units or Treasury Units so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Corporate Units or Treasury Units and that the pledgee is not the Company or any Affiliate of the Company.

          "PAYMENT DATE" means each August 17, November 17, February 17 and May 17, commencing August 17, 2001.

          "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "PERMITTED INVESTMENTS" has the meaning set forth in Article I of the Pledge Agreement.

          "PLEDGE" means the pledge under the Pledge Agreement of the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and of the Treasury Securities, in each case constituting a part of the Securities.

          "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities, as the same may hereafter be amended in accordance with the terms thereof.

          "PLEDGED NOTES" has the meaning set forth in the Pledge Agreement.

          "PLEDGED TREASURY SECURITIES" has the meaning set forth in the Pledge Agreement.

          "PREDECESSOR   CERTIFICATE"   means  a  Predecessor   Corporate  Units
     Certificate or a Predecessor Treasury Units Certificate.

          "PREDECESSOR CORPORATE UNITS CERTIFICATE" of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Units Certificate.

          "PREDECESSOR TREASURY UNITS CERTIFICATE" of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

          "PRIMARY TREASURY DEALER" means a primary U.S. government securities dealer in The City of New York.

          "PROCEEDS" has the meaning set forth in Article I of the Pledge Agreement.

          "PURCHASE CONTRACT" when used with respect to any Security, means the contract forming a part of such Security and obligating the Company to (i) sell and the Holder of such Security to purchase Common Stock on the terms and subject to the conditions set forth in Article V hereof.

          "PURCHASE   CONTRACT   SETTLEMENT   DATE"  means   August  17,   2004.

          "PURCHASE  CONTRACT  SETTLEMENT  FUND" has the  meaning  specified  in
     Section 5.05.

          "PURCHASE PRICE" has the meaning specified in Section 5.01.

          "PURCHASED SHARES" has the meaning specified in Section 5.06(a)(6).

          "QUOTATION AGENT" means (i) J.P. Morgan Securities Inc. and its respective successors; PROVIDED, HOWEVER, that if the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer or (ii) any other Primary Treasury Dealer selected by the Company.

          "RECORD DATE" for the distribution payable in respect of the Notes or the Applicable Ownership Percentage of the Treasury Portfolio payable on any Payment Date means the first day of the month in which the relevant Payment Date occurs.

          "REDEMPTION AMOUNT" means, for each Note, (a) prior to May 17, 2004 or, in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price and whose denominator is the applicable Tax Event Redemption Principal Amount and (b) on or after May 17, 2004, or in the event of a Failed Initial Remarketing, on or after the Purchase Contract Settlement Date, the aggregate principal amount of such Note.

          "REDEMPTION PRICE" means the redemption price per Note equal to the Redemption Amount plus any accrued and unpaid interest on such Note to the date of redemption.

          "REGISTER" means the Corporate Units Register and the Treasury Units Register.

          "REGISTRAR" means the Corporate Units Registrar and the Treasury Units Registrar.


          "REMARKETING AGENT" has the meaning specified in Section 5.03.

          "REMARKETING AGREEMENT" means the Remarketing Agreement dated as of , 2001 by and among the Company, the Remarketing Agent and the Purchase Contract Agent.

          "REMARKETING FEE" has the meaning specified in Section 5.03.

          "REORGANIZATION EVENT" has the meaning specified in Section 5.06(c).

          "RESET AGENT" means a nationally recognized investment banking firm chosen by the Company to determine the Reset Rate. It is currently anticipated that J.P. Morgan Securities Inc. will act in such capacity.

          "RESET ANNOUNCEMENT DATE" means, in the case of the Reset Rate to be determined on the Initial Remarketing Date, the tenth Business Day immediately preceding May 17, 2004 and, in the case of the Reset Rate to be determined on the Secondary Remarketing Date, the tenth Business Day immediately preceding the Purchase Contract Settlement Date.

          "RESET RATE" means the interest rate per annum (to be determined by the Reset Agent), equal to the sum of (X) the Reset Spread and (Y) the rate of interest on (1) in the case of the Reset Rate to be determined on the Initial Remarketing Date, the Three and One-Quarter Year Benchmark Treasury in effect on the Initial Remarketing Date or (2) in the case of the Reset Rate to be determined on the Secondary Remarketing Date, the Three-Year Benchmark Treasury in effect on the Secondary Remarketing Date.

          "RESET SPREAD" means (a) in the case of the Reset Rate to be determined on the Initial Remarketing Date, a spread amount to be determined by the Reset Agent on the applicable Reset Announcement Date as the appropriate spread so that the Reset Rate will be the interest rate that the Notes should bear in order for the Applicable Principal Amount of Notes to have an approximate aggregate market value of 100.25% of the Treasury Portfolio Purchase Price on the Initial Remarketing Date and (b) in the case of the Reset Rate to be determined on the Secondary Remarketing Date, a spread amount determined by the Reset Agent on the applicable Reset Announcement Date as the appropriate spread so that the Reset Rate will be the interest rate that the Notes should bear in order for the Notes to have an approximate market value of 100.25% of their principal amount on the Secondary Remarketing Date, PROVIDED that the Reset Spread shall not, without the Company's consent, exceed the Reset Spread Cap.

          "RESET SPREAD CAP" will equal (1)if KCSR's 9 1/2% senior notes due 2008 (the "Existing Senior Notes") are outstanding at such time, the amount by which the yield to maturity of the Existing Senior Notes, as determined by the Reset Agent, is greater than such applicable benchmark Treasury rate on the business day such Treasury rate is determined or (2) if no Existing Senior Notes are outstanding at such time, the spread referenced in the JPMorgan Dollar Global Bond Index for comparably rated companies, adjusted for the appropriate maturity, in each case plus (a) 125 basis points (1.25%)and (b) for purposes of determining the reset spread cap on the third business day preceding May 17,2004 only, an additional spread sufficient to provide amounts to pay the interest due on the Notes on August 17, 2004 to the holders of the Notes participating in the remarketing, PROVIDED that such additional spread shall not exceed 50 basis points (.50%).

          "RESPONSIBLE OFFICER", when used with respect to the Agent, means any officer of the Agent assigned by the Agent to administer its corporate trust matters.

          "SECONDARY REMARKETING" has the meaning specified in Section 5.04(b).

          "SECONDARY REMARKETING DATE" means the third business day immediately preceding the Purchase Contract Settlement Date.

          "SECURITY" means a Corporate Unit or a Treasury Unit.

          "SETTLEMENT RATE" has the meaning specified in Section 5.01.

          "STATED AMOUNT" means $25.

          "SUCCESSFUL INITIAL REMARKETING" has the meaning specified in Section 5.03.

          "SUCCESSFUL  SECONDARY  REMARKETING"  has  the  meaning  specified  in
     Section 5.04(b).

          "TAX EVENT" means the receipt by the Company of an opinion of Sonnenschein, Nath & Rosenthal or other nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of
     (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on the date the Notes are issued, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after the date of the first issuance of Notes under the Indenture, there is more than an insubstantial risk that interest payable by the Company on the Notes is not, or within 90 days of such opinion would not, be deductible, in whole or in part, by the Company for United States Federal income tax purposes.

          "TAX EVENT REDEMPTION" means, if a Tax Event shall occur and be continuing, the redemption of the Notes, at the option of the Company, in whole but not in part, on not less than 30 days' nor more than 60 days' notice.

          "TAX EVENT REDEMPTION PRINCIPAL AMOUNT" means either (i) if the Tax Event Redemption Date occurs prior to May 17, 2004 or, in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, the aggregate principal amount of the Notes which are components of Corporate Units on the Tax Event Redemption Date or (ii) if the Tax Event Redemption Date occurs on or after May 17, 2004, or in the event of a Failed Initial Remarketing, on or after the Purchase Contract Settlement Date, the aggregate principal amount of the Notes outstanding on such Tax Event Redemption Date.

          "TAX EVENT REDEMPTION DATE" means the date upon which a Tax Event Redemption is to occur.

          "TERMINATION DATE" means the date, if any, on which a Termination Event occurs.

          "TERMINATION EVENT" means the occurrence of any of the following events: (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or State law, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days; or (ii) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days, or (iii) at any time on or prior to the Purchase Contract Settlement Date the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

          "THREE-YEAR BENCHMARK TREASURY" means direct obligations of the United States (which may be obligations traded on a when-issued basis only) having a maturity comparable to the remaining term to maturity of the Notes, as agreed upon by the Company and the Reset Agent. The rate for the Three-Year Benchmark Treasury will be the bid side rate displayed at 10:00 a.m., New York City time, on the third Business Day immediately preceding the Purchase Contract Settlement Date in the Telerate system (or if the Telerate system is (a) no longer available on the Secondary Remarketing Date or (b) in the opinion of the Reset Agent (after consultation with the Company) no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system as, in the opinion of the Reset Agent (after consultation with the Company) is appropriate). If such rate is not so displayed, the rate for the Three-Year Benchmark Treasury shall be, as calculated by the Reset Agent, the yield to maturity for the Three-Year Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid rates, as of 10:30 a.m., New York City time, on the Secondary Remarketing Date of three leading United States government securities dealers selected by the Reset Agent (after consultation with the Company) (which may include the Reset Agent or an Affiliate thereof).

          "THREE  AND   ONE-QUARTER   YEAR  BENCHMARK   TREASURY"  means  direct
     obligations of the United States (which may be obligations traded on a when-issued basis only) having a maturity comparable to the remaining term to maturity of the Notes, as agreed upon by the Company and the Reset Agent. The rate for the Three and One-Quarter Year Benchmark Treasury will be the bid side rate displayed at 10:00 a.m., New York City time, on the Initial Remarketing Date in the Telerate system (or if the Telerate system is (a) no longer available on the Initial Remarketing Date or (b) in the opinion of the Reset Agent (after consultation with the Company) no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system as, in the opinion of the Reset Agent (after consultation with the Company) is appropriate). If such rate is not so displayed, the rate for the Three and One-Quarter Year Benchmark Treasury shall be, as calculated by the Reset Agent, the yield to maturity for the Three and One-Quarter Year Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid rates, as of 10:30 a.m., New York City time, on the Initial Remarketing Date of three leading United States government securities dealers selected by the Reset Agent (after consultation with the Company) (which may include the Reset Agent or an Affiliate thereof).

          "THRESHOLD APPRECIATION PRICE " has the meaning specified in Section 5.01.

          "TIA" means the Trust Indenture Act of 1939, as amended, or any successor statute.

          "TRADING DAY" has the meaning specified in Section 5.01.

          "TREASURY PORTFOLIO" means (1) in connection with the Initial Remarketing, a portfolio of zero coupon U.S. Treasury Securities consisting of (a) principal or interest strips of U.S. Treasury Securities which mature on or prior to August 16, 2004 in an aggregate amount equal to the Applicable Principal Amount and (b) with respect to the scheduled interest payment date on the Notes that occurs on the Purchase Contract Settlement Date, principal or interest strips of U.S. Treasury Securities which mature on or prior to August 16, 2004 in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Notes on such date if the applicable Coupon Rate on the Notes were not reset to the Reset Rate as described in Section 4.01 and (2) in connection with a Tax Event Redemption, if the Tax Event Redemption Date occurs prior to May 17, 2004 or, in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, a portfolio of zero coupon U.S. Treasury Securities consisting of (i) principal or interest strips of U.S. Treasury Securities which mature on or prior to August 16, 2004 in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and (ii) with respect to each scheduled interest payment date on the Notes that occurs after the Tax Event Redemption Date and on or before the Purchase Contract Settlement Date, principal or interest strips of U.S. Treasury Securities which mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes on such date.

          "TREASURY PORTFOLIO PURCHASE PRICE" means the lowest aggregate price quoted by the Primary Treasury Dealer to the Quotation Agent (a) in the case of a Tax Event Redemption, on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the applicable Treasury Portfolio for settlement on the Tax Event Redemption Date and (b) in the case of the Initial Remarketing, on the Initial Remarketing Date for the purchase of the applicable Treasury Portfolio for settlement on or prior to August 17, 2004.

          "TREASURY SECURITY" means zero-coupon U.S. Treasury Securities (CUSIP Number 912833CL2) which are the principal strip of the U.S. Treasury Securities which mature on or prior to August 16, 2004.

          "TREASURY UNIT" means the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of the Treasury
     Securities,  subject  to the  Pledge  thereof,  and  the  related  Purchase
     Contract.

          "TREASURY UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

          "TREASURY UNITS REGISTER" and "TREASURY UNITS REGISTRAR" have the respective meanings specified in Section 3.05.

          "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated , 2001 among the Company, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Deutsche Banc Alex. Brown Inc.

          "VICE PRESIDENT" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if reasonably requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such Person, he or she or it has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO AGENT. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Company knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Company stating that the information with respect to such factual matters is in the possession of the Company unless the Person giving such certificate or Opinion of Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     SECTION  1.04.  ACTS OF HOLDERS;  RECORD  DATES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

          (c) The ownership of Securities shall be proved by the Corporate Units Register or the Treasury Units Register, as the case may be.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Securities in the manner set forth in Section 1.06.

          With respect to any record date set pursuant to this Section, the Company may designate any date as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     SECTION 1.05. NOTICES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

               (1) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first class postage prepaid, to the Agent at , or at any other address previously furnished in writing by the Agent to the Holders and the Company; or

               (2) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first class postage prepaid, to the Company at Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, Missouri 64105, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Agent by the Company; or

               (3) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first class postage prepaid, addressed to the Collateral Agent at , or at any other address previously furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

               (4) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first class postage prepaid, addressed to the Indenture Trustee at , or at any other address previously furnished in writing by the Indenture Trustee to the Company.

     SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.09. SEPARABILITY CLAUSE. In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, then, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

     SECTION 1.10. BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the applicable terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

     SECTION 1.11. GOVERNING LAW. THIS AGREEMENT AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 1.12. LEGAL HOLIDAYS. In any case where any Purchase Contract Settlement Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement, the Corporate Units Certificates or the Treasury Units Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Purchase Contract Settlement Date.

     SECTION 1.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 1.14. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.


                                   ARTICLE II

                               CERTIFICATE FORMS


     SECTION 2.01. FORMS OF CERTIFICATES GENERALLY. The Corporate Units Certificates (including the form of Purchase Contract forming part of the Corporate Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Corporate Units Certificates, as evidenced by their execution of the Corporate Units Certificates.

     The definitive Corporate Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Corporate Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

     The Treasury Units Certificates (including the form of Purchase Contract forming part of the Treasury Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Treasury Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Treasury Units Certificates, as evidenced by their execution of the Treasury Units Certificates.

     The definitive Treasury Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Treasury Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

     Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

          THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

     SECTION 2.02. FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION. The form of the Agent's certificate of authentication of the Corporate Units shall be in substantially the form set forth on the form of the Corporate Units Certificates.

     The form of the Agent's certificate of authentication of the Treasury Units shall be in substantially the form set forth on the form of the Treasury Units Certificates.


                                  ARTICLE III

                                 THE SECURITIES

     SECTION 3.01. TITLE AND TERMS; DENOMINATIONS. The aggregate number of Corporate Units and Treasury Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to $115,000,000 (or $132,250,000 if the Underwriters' overallotment option is exercised in full) except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.04, 3.05, 3.09, 3.10, 3.13, 3.14, 5.09 or
8.05.

     The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

     SECTION 3.02. RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES. Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing the ownership by the Holder thereof of a beneficial interest in a Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject to the Pledge of such Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit shall pledge, pursuant to the Pledge Agreement, the Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming a part of such Corporate Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company.

     Each Treasury Units Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing the ownership by the Holder thereof of a 1/40, or 2.5%, undivided beneficial interest in a Treasury Security with a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit shall pledge, pursuant to the Pledge Agreement, the Treasury Security to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Treasury Security, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company.

     SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

     The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Certificates may be manual or facsimile.

     Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

     No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

     Each Certificate shall be dated the date of its authentication.

     No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     SECTION 3.04. TEMPORARY CERTIFICATES. Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

     If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office or the New York Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancelation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Corporate Units or Treasury Units, as the case may be, evidenced thereby as definitive Certificates.

     SECTION 3.05. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Agent shall keep at the Corporate Trust Office a Register (the "CORPORATE UNITS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Corporate Units Certificates and of transfers of Corporate Units Certificates (the Agent, in such capacity, the "CORPORATE UNITS REGISTRAR") and a Register (the "TREASURY UNITS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Treasury Units Certificates and of transfers of Treasury Units Certificates (the Agent, in such capacity, the "TREASURY UNITS REGISTRAR").

     Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office or the New York Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units or Treasury Units, as the case may be.

     At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office or the New York Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

     All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

     Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.04, 3.06, 3.09 and 8.05 not involving any transfer.

     Notwithstanding  the  foregoing,  the  Company  shall not be  obligated  to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver, any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate (together with any cash or other property to which the Holder is entitled), or (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of
Article V hereof.

     SECTION 3.06. BOOK-ENTRY INTERESTS. The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.09. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

          (a) the provisions of this Section 3.06 shall be in full force and effect;

          (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

          (c) to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section
     3.06 shall control; and

          (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

     SECTION 3.07. NOTICES TO HOLDERS. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

     SECTION 3.08. APPOINTMENT OF SUCCESSOR CLEARING AGENCY. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

     SECTION 3.09. DEFINITIVE CERTIFICATES. If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.08, (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Securities, or (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, or one or more Notes, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Securities by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

     SECTION 3.10. MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES. If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

     Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate (together with any cash or other property to which the Holder is entitled), or (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of
Article V hereof.

     Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Agent) connected therewith.

     Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

     SECTION 3.11. PERSONS DEEMED OWNERS. Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Corporate Units or Treasury Units evidenced thereby, for the purpose of receiving interest on the Notes or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any interest on the Notes shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

     Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

     SECTION 3.12. CANCELATION. All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or upon the registration of a transfer or exchange of a Security, or a Collateral Substitution or the reestablishment of a Corporate Unit or Treasury Unit shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Agent for cancelation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly canceled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates held by the Agent shall upon written request be returned to the Company.

     If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancelation of such Certificate unless and until such Certificate is delivered to the Agent canceled or for cancelation.

     SECTION 3.13. ESTABLISHMENT OF TREASURY UNITS. Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units as the result of a successful Initial Remarketing or a Tax Event Redemption, a Holder may separate the Notes from the related Purchase Contracts in respect of a Corporate Unit by substituting for such Notes Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of such Notes (a "COLLATERAL SUBSTITUTION"), at any time from and after the date of this Agreement and on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date by (a) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate principal amount of the Notes comprising part of such Corporate Units and (b) transferring the related Corporate Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Notes underlying such Corporate Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Treasury Securities described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, Notes having the appropriate aggregate principal amount from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

          (i) cancel the related Corporate Units;

          (ii) transfer the Notes to the Holder; and

          (iii) authenticate, execute on behalf of such Holder and deliver a Treasury Units Certificate executed by the Company in accordance with
     Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the canceled Corporate Units.

     Holders who elect to separate the Notes from the related Purchase Contract and to substitute Treasury Securities for such Notes shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

     Holders may make Collateral Substitutions only in integral multiples of 40 Corporate Units.

     In the event a Holder  making a  Collateral  Substitution  pursuant to this
Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver a Corporate Units Certificate(s) to the Agent after depositing Treasury Securities with the Collateral Agent, the Notes constituting a part of such Corporate Units, and any interest on such Notes shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or, with respect to a Corporate Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

     Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract comprising such Corporate Unit may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

     SECTION 3.14. REESTABLISHMENT OF CORPORATE UNITS. Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units as the result of a successful Initial Remarketing or a Tax Event Redemption, a Holder of a Treasury Unit may recreate Corporate Units at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date by (a) depositing with the Collateral Agent Notes having an aggregate principal amount equal to the aggregate principal amount of the Treasury Securities comprising part of the Treasury Units and (b) transferring the related Treasury Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Notes to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Notes described in clause (a) above and the instruction described in clause
(b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, the Treasury Securities having a corresponding aggregate principal amount from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

          (i) cancel the related Treasury Units;

          (ii)  transfer  the  Treasury  Securities  to the  Holder;  and

          (iii) authenticate, execute on behalf of such Holder and deliver a Corporate Units Certificate executed by the Company in accordance with
     Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the canceled Treasury Units.

     Holders of Treasury Units may reestablish Corporate Units only in integral multiples of 40 Treasury Units for 40 Corporate Units.

     In the  event a Holder  reestablishing  Corporate  Units  pursuant  to this
Section 3.14 fails to effect a book-entry transfer of the Treasury Units or fails to deliver a Treasury Units Certificate(s) to the Agent after depositing Notes with the Collateral Agent, the Treasury Securities constituting a part of such Treasury Units shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Treasury Units are so transferred or the Treasury Units Certificate is so delivered, as the case may be, or, with respect to a Treasury Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

     Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

     SECTION 3.15. TRANSFER OF COLLATERAL UPON OCCURRENCE OF TERMINATION EVENT. Upon the occurrence of a Termination Event and the transfer to the Agent of the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Corporate Units and the Treasury Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Corporate Units Register or the Treasury Units Register, as the case may be. Upon book-entry transfer of the Corporate Units or Treasury Units or delivery of a Corporate Units Certificate or Treasury Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Notes, the Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions; PROVIDED, HOWEVER, that, to the extent that a Holder of Corporate Units or Treasury Units would otherwise be entitled to receive less than $1,000 principal amount at maturity of the Treasury Portfolio or the Treasury Securities, the Agent shall dispose of such securities for cash, and transfer the appropriate amount of such cash to such Holder in accordance with such Holder's instructions. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units or Treasury Units are transferred or the Corporate Units Certificate or Treasury Units Certificate is surrendered or such Holder provides satisfactory evidence that such Corporate Units Certificate or Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

     SECTION 3.16. NO CONSENT TO ASSUMPTION. Each Holder of a Security, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation.

     SECTION 3.17. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Agent shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Agent of any changes in the "CUSIP" numbers.


                                   ARTICLE IV

                                   THE NOTES

     SECTION 4.01. PAYMENT OF DISTRIBUTION; RIGHTS TO DISTRIBUTIONS PRESERVED; DISTRIBUTION RATE RESET, NOTICE. A distribution on any Note or on the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Note or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

     Each Corporate Units Certificate evidencing Notes delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the rights to distributions accrued and unpaid, and distributions to accrue, which were or will be carried by the Notes underlying such other Corporate Units Certificate.

     In the case of any Corporate Units with respect to which Cash Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Purchase Contract Settlement Date pursuant to prior notice, or with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, interest on the Notes or distributions on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Corporate Units otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Merger Early Settlement or Collateral Substitution, and such distributions shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Corporate Units with respect to which Cash Settlement, Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Purchase Contract Settlement Date or an Early Settlement Date or a Merger Early Settlement Date, as the case may be, or with respect to which a Collateral Substitution has been effected, distributions on the related Notes or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that would otherwise be payable after the Purchase Contract Settlement Date or Early Settlement Date shall not be payable hereunder to the Holder of such Corporate Units; PROVIDED, HOWEVER, that to the extent that such Holder continues to hold the separated Notes that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive the distributions on such separated Notes.

     The applicable Coupon Rate on the Notes on and after May 17, 2004 will be reset on the Initial Remarketing Date to the applicable Reset Rate (such Reset Rate to be in effect on and after May 17, 2004), except in the event of a Failed Initial Remarketing. In the event of a Failed Initial Remarketing, the applicable Coupon Rate on the Notes outstanding on and after the Purchase Contract Settlement Date will be reset on the Secondary Remarketing Date to the applicable Reset Rate (such Reset Rate to be in effect on and after the Purchase Contract Settlement Date). On the applicable Reset Announcement Date the Reset Spread and the Three-Year Benchmark Treasury or Three and One-Quarter Benchmark Treasury, as applicable, to be used to determine the Reset Rate will be announced by the Company. On the Business Day immediately following the Reset Announcement Date, the Note Holders will be notified of such Reset Spread and Three-Year Benchmark Treasury or Three and One-Quarter Benchmark Treasury, as applicable, by the Company. Such notice shall be sufficiently given to Holders of Notes if published in an Authorized Newspaper in The City of New York.

     Not later than seven calendar days nor more than 15 calendar days prior to the Reset Announcement Date, the Company will notify the DTC or its nominee (or any successor Clearing Agency or its nominee) by first class mail, postage prepaid, to notify the Beneficial Owners or Clearing Agency Participants holding Corporate Units or Treasury Units of such Reset Announcement Date and, in the case of a Secondary Remarketing, the procedures to be followed by Holders of Corporate Units who intend to settle their obligation under the Purchase Contract with separate cash pursuant to Section 5.04(a) hereof.

     SECTION 4.02. NOTICE AND VOTING. Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Notes pledged with the Collateral Agent but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Corporate Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Notes underlying their Corporate Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Corporate Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Agent shall abstain from voting the Notes underlying such Corporate Units. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Agent in order to enable the Agent to vote such Notes.

     SECTION 4.03. TAX EVENT REDEMPTION. Upon the occurrence of a Tax Event Redemption prior to May 17, 2004, or in the event of a Failed Initial
Remarketing, prior to the Purchase Contract Settlement Date, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply, out of the aggregate Redemption Price for the Notes that are components of Corporate Units, an amount equal to the aggregate Redemption Amount for the Notes that are components of Corporate Units to purchase on behalf of the Holders of Corporate Units the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Corporate Units. The Treasury Portfolio will be substituted for the pledged Notes, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Corporate Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Corporate Units. Following the occurrence of a Tax Event Redemption prior to May 17, 2004, or, in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Sections 2, 3, 4, 5 and 6 of the Pledge Agreement, and any reference herein or in the Certificates to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Treasury Portfolio for Notes as collateral.

     SECTION 4.04. CUSIP NUMBERS. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Indenture Trustee and the Agent of any changes in the "CUSIP" numbers.


                                   ARTICLE V

                             THE PURCHASE CONTRACTS

     SECTION 5.01. PURCHASE OF SHARES OF COMMON STOCK. Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.09 hereof, or a Merger Early Settlement has occurred in accordance with Section
5.10 hereof, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "PURCHASE PRICE"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "SETTLEMENT RATE" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $ (the "THRESHOLD APPRECIATION Price"), shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $ , the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $ , shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.06 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.11, fractional shares of Common Stock may, at the Company's discretion, be issued upon settlement of Purchase Contracts.

     The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date or, for purposes of determining cash payable in lieu of fractional shares in connection with an Early Settlement, the third Trading Day immediately preceding the relevant Early Settlement Date. The "CLOSING PRICE" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "TRADING DAY" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement; PROVIDED that upon a Termination Event, the rights of the Holder of such Security under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Corporate Unit or Treasury Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section
5.04 and the Pledge Agreement, but subject to the terms thereof, Proceeds of the Treasury Securities, the Notes or the Treasury Portfolio, as applicable, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

     Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee), under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise, covenants and agrees, to be bound by the provisions of this paragraph.

     SECTION 5.02. [Reserved]

     SECTION 5.03. INITIAL REMARKETING. Unless a Tax Event Redemption has occurred, the Company shall engage a nationally recognized investment bank (the "REMARKETING AGENT") pursuant to the Remarketing Agreement to sell the Notes of Corporate Unit Holders (the "INITIAL REMARKETING") on the third Business Day immediately preceding May 17, 2004 (the "INITIAL REMARKETING DATE"). In order to facilitate the remarketing, the Agent shall notify, by 10:00 a.m., New York City time, on the Business Day immediately preceding the Initial Remarketing Date, the Remarketing Agent of the aggregate principal amount of Notes to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will present for remarketing such Notes to the Remarketing Agent. Upon receipt of such notice from the Agent and such Notes from the Collateral Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its commercially reasonable best efforts to remarket such Notes on such date at a price of approximately 100.25% (but not less than 100%) of the Treasury Portfolio Purchase Price. If the Remarketing Agent is able to remarket the Notes at a price equal to or greater than 100% of the Treasury Portfolio Purchase Price (a "SUCCESSFUL INITIAL REMARKETING"), the portion of the proceeds from such Successful Initial Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. In addition, the Remarketing Agent may deduct as a remarketing fee ("REMARKETING Fee") an amount not exceeding 25 basis points (0.25%) of the Treasury Portfolio Purchase Price from any amount of such proceeds in excess of the Treasury Portfolio Purchase Price. Any proceeds in excess of those required to pay the Treasury Portfolio Purchase Price and the Remarketing Fee will be remitted to the Agent for payment to the Holders of the related Corporate Units. Corporate Units Holders whose Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith. The Treasury Portfolio will be substituted for the Notes of Corporate Unit Holders and will be pledged to the Collateral Agent to secure the Corporate Unit Holders' obligation to pay the Purchase Price for the Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Following the occurrence of a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Sections 2, 3, 4, 5 and 6 of the Pledge Agreement, and any reference herein or in the Corporate Units Certificates to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Corporate Units Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Treasury Portfolio for Notes as collateral.

     If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the related Notes (other than to the Company) of such Holders of Corporate Units at a price equal to or greater than 100% of the Treasury Portfolio Purchase Price, the remarketing will be deemed to have failed (a "FAILED INITIAL REMARKETING"). The Company will cause a notice of a Failed
Initial Remarketing to be published on the second Business Day immediately preceding May 17, 2004 in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

     SECTION 5.04. PAYMENT OF PURCHASE PRICE; SECONDARY REMARKETING. (a) (i) Unless a Tax Event Redemption, Successful Initial Remarketing, Termination Event, Early Settlement or Merger Early Settlement has occurred, each Holder of a Corporate Unit may pay in cash ("CASH SETTLEMENT") the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement. Such notice shall be made on or prior to 5:00 p.m., New York City time, on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. The Agent shall promptly notify the Collateral Agent of the receipt of such a notice from a Holder intending to make a Cash Settlement.

               (ii) A Holder of a Corporate Unit who has so notified the Agent of its intention to make a Cash Settlement is required to pay the Purchase Price to the Collateral Agent prior to 11:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Company. Any cash received by the Collateral Agent will be invested promptly by the Collateral Agent in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Collateral Agent in respect of the investment earnings from the investment in such Permitted Investments, will be distributed to the Agent when received for payment to the Holder.

               (iii) If a Holder of a Corporate Unit fails to notify the Agent of its intention to make a Cash Settlement in accordance with paragraph (a)(i) above, such failure shall constitute an event of default and the Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the Secondary Remarketing as described in paragraph (b) below. If a Holder of a Corporate Unit does notify the Agent as provided in paragraph (a)(i) above of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph (a)(ii) above, such failure shall also constitute a default; however, the Notes of such a Holder will not be remarketed but instead the Collateral Agent, for the benefit of the Company, will exercise its rights as a secured party with respect to such Notes, including but not limited to those rights specified in paragraph (c) below.

          (b) Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, the Notes of Corporate Unit Holders who have not notified the agent of their intention to effect a Cash Settlement as provided in paragraph (a)(i) above will be sold by the Remarketing Agent (the "SECONDARY REMARKETING") on the third Business Day immediately preceding the Purchase Contract Settlement Date (the "SECONDARY REMARKETING DATE"). The Agent shall notify, by 10:00 a.m., New York City time, on the Business Day immediately preceding the Secondary Remarketing Date, the Remarketing Agent of the aggregate principal amount of Notes to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will present for remarketing such Notes to the Remarketing Agent. Upon receipt of such notice from the Agent and such Notes from the Collateral Agent, the Remarketing Agent will, on the Secondary Remarketing Date, use its commercially reasonable best efforts to remarket such Notes on such date at a price of approximately 100.25% (but not less than 100%) of the aggregate principal amount of such Notes. If the Remarketing Agent is able to remarket the Notes at a price equal to or greater than 100% of the aggregate principal amount of Notes (a "SUCCESSFUL SECONDARY REMARKETING"), the Remarketing Agent will remit the entire amount of the proceeds from such Successful Secondary Remarketing to the Collateral Agent; PROVIDED, HOWEVER, that the Remarketing Agent may deduct as the Remarketing Fee an amount not exceeding 25 basis points (0.25%) of the aggregate principal amount of the remarketed Notes from any amount of the proceeds of a Successful Secondary Remarketing in excess of the aggregate principal amount of the remarketed Notes. The portion of the proceeds equal to the aggregate principal amount of Notes will automatically be applied by the Collateral Agent, in accordance with the Pledge Agreement, to satisfy in full such Corporate Units holders' obligations to pay the Purchase Price for the Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Any proceeds in excess of those required to pay the Purchase Price and the Remarketing Fee will be remitted to the Agent for payment to the Holders of the related Corporate Units. Corporate Units Holders whose Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith. If, in spite of using its commercially reasonable best efforts, the Remarketing Agent cannot remarket the related Notes (other than to the Company) of such Holders of Corporate Units at a price not less than 100% of the aggregate principal amount of the Notes, the remarketing will be deemed to have failed (a "FAILED SECONDARY REMARKETING") and in accordance with the terms of the Pledge Agreement the Collateral Agent for the benefit of the Company will exercise its rights as a secured party with respect to such Notes, including those actions specified in paragraph (c) below. The Company will cause a notice of such Failed Secondary Remarketing to be published on the second Business Day immediately preceding the Purchase Contract Settlement Date in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

          (c) With respect to any Notes beneficially owned by Holders who have elected Cash Settlement but failed to deliver cash as required in (a)(ii) above, or with respect to Notes which are subject to a Failed Secondary Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (h) below, may, among other things, (i) retain the Notes in full satisfaction of the Holders obligations under the Purchase Contracts or (ii) sell the Notes in one or more public or private sales.

          (d) Unless a Termination Event, Early Settlement or Merger Early Settlement has occurred, the Purchase Contract underlying each Treasury Unit and, if a Tax Event Redemption or a Successful Initial Remarketing has occurred, each Corporate Unit will be settled with the Proceeds at maturity of the Treasury Security or the Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable. Upon receipt of such Proceeds, the Collateral Agent will invest the Proceeds promptly in Permitted Investments and pay the Proceeds to the Company on the Purchase Contract Settlement Date in accordance with the terms of this Agreement and the Pledge Agreement. Any such Proceeds received by the Collateral Agent in excess of the Purchase Price and any funds received by the Collateral Agent in respect of the investment earnings from the investment in such Permitted Investments will be distributed to the Agent when received for payment to the Holder.

          (e) Any distribution to Holders of excess funds and interest described above, shall be payable at the New York Office maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register.

          (f) Unless a Holder settles the underlying Purchase Contract through the Early Settlement in the manner described in Section 5.09, the Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificate therefor to the Holder unless it shall have received payment in full of the Purchase Price for the shares of Common Stock to be purchased thereunder in the manner set forth in this
     Section 5.04.

          (g) Upon Cash Settlement of any Purchase Contract, (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the pledged Notes underlying the relevant Security to be released from the Pledge by the Collateral Agent free and clear of any security interest of the Company and transferred to the Agent for delivery to the Holder thereof or its designee as soon as practicable and (ii) subject to the receipt thereof from the Collateral Agent, the Agent shall, by book-entry transfer, or other appropriate procedures, in accordance with instructions provided by the Holder thereof, transfer such Notes (or, if no such instructions are given to the Agent by the Holder, the Agent shall hold such Notes and any distributions thereon in the name of the Agent or its nominee in trust for the benefit of such Holder).

          (h) The obligations of the Holders to pay the Purchase Price are nonrecourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement are payable solely out of any Cash Settlement or the Proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between the Proceeds of Collateral and the Purchase Price.

     SECTION 5.05. ISSUANCE OF SHARES OF COMMON STOCK. Unless a Termination Event, an Early Settlement or a Merger Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.06(c), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which both a record date and payment date for such dividend or distribution has occurred on or after the Purchase Contract Settlement Date, being hereinafter referred to as the "PURCHASE CONTRACT SETTLEMENT Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Securities then held by such Holder) together with fractional shares of Common Stock or cash in lieu of fractional shares as provided in
Section 5.11 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be canceled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

     SECTION 5.06. ADJUSTMENT OF SETTLEMENT RATE. (a) ADJUSTMENTS FOR DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS, ETC. (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Securities upon settlement of the Purchase Contracts underlying such Securities) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan or share purchase plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

               (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

               (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of capital stock, securities, cash or other property (but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) on such date of the portion of the evidences of indebtedness, shares of capital stock, securities, cash or other property so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

               (5) In case the Company shall, (I) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (i) any cash that is distributed in a Reorganization Event to which Section 5.06(c) applies or (ii) cash that is distributed as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (II) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (III) the aggregate of any cash plus the fair market value, as of the expiration of the applicable tender or exchange offer referred to below (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), of consideration payable in respect of any tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer) by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause
          (I) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of
          (x) the combined amount distributed or payable in the transactions described in clauses (I), (II) and (III) above and (y) the number of shares of Common Stock outstanding on such date for determination and
          (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

               (6) In case (I) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (II) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer) by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (III) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph
          (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business as of the Expiration Time by a fraction
          (i) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of the Common Stock as of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (I), (II) and (III) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of the Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES").

               (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.06(b) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

               (8) The "CURRENT MARKET PRICE " per share of Common Stock on any day means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

               (9) All adjustments to the Settlement Rate, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; PROVIDED, HOWEVER, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph
          (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.06(a),  an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in Section 5.01 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section
          5.06(a) and the denominator shall be the Settlement Rate immediately before such adjustment; PROVIDED, HOWEVER, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4),
          (5), (6), (7) or (10) of this Section 5.06(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

               (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

          (b) ADJUSTMENT FOR CONSOLIDATION, MERGER OR OTHER REORGANIZATION EVENT. In the event of (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or
     (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "REORGANIZATION EVENT"), the Settlement Rate will be adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof (or upon any Early Settlement), the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase
     Contract Settlement Date had occurred immediately prior to such Reorganization Event assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "CONSTITUENT PERSON"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (PROVIDED that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each nonelecting share shall be deemed to be the kind and amount so receivable per share by the nonelecting shares). In the event of such a Reorganization Event described in clauses (i)-(iv) above, the Person formed by such consolidation, merger or exchange or the Person which acquires or leases the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holders of each Outstanding Security shall have the rights provided by this Section 5.06. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

          (c) All calculations and determinations pursuant to this Section 5.06 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

          SECTION 5.07. NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS. (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

               (i) forthwith  compute the  Settlement  Rate in  accordance  with
          Section 5.06 and prepare and transmit to the Agent, within ten Business Days following the occurrence of any event that requires an adjustment to the Settlement Rate pursuant to Section 5.06, an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

               (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section
          5.06 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

          (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

     SECTION 5.08. TERMINATION EVENT; NOTICE. The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Securities shall thereafter represent the right to receive the Notes or the appropriate
Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming a part of such Securities in the case of Corporate Units, or Treasury Securities in the case of Treasury Units, in accordance with the provisions of
Section 4.03 of the Pledge Agreement; PROVIDED, HOWEVER, that, to the extent that a Holder of Corporate Units or Treasury Units would otherwise be entitled to receive less than $1,000 principal amount at maturity of the Treasury Portfolio or the Treasury Securities, the Agent shall dispose of such securities for cash, and transfer the appropriate amount of such cash to such Holder in accordance with such Holder's instructions. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

     SECTION 5.09. EARLY SETTLEMENT. (a) Subject to and upon compliance with the provisions of this Section 5.09 and unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("EARLY SETTLEMENT") in the case of Corporate Units on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date and in the case of Treasury Units on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, in each case, as provided herein. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Securities shall deliver such Certificate to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company) in immediately available funds in an amount (the "EARLY SETTLEMENT AMOUNT") equal to the product of (i) the Stated Amount times (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. No payment or adjustment shall be made upon Early Settlement of any Purchase Contract on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Securities at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "EARLY SETTLEMENT DATE " with respect to such Securities and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "EARLY SETTLEMENT DATE" with respect to such Securities shall be the next succeeding Business Day.

          (b) Upon Early Settlement of Purchase Contracts by a Holder of the related Securities and payment of any transfer or similar taxes payable by such Holder in connection with the issuance of the related Common Stock to any person other than such Holder, the Company shall issue, and the Holder shall be entitled to receive, shares of newly issued Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "EARLY SETTLEMENT RATE"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.09, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares (including fractional shares, if the Company elects to issue such fractional shares, as provided in Section 5.11) of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.11.

          (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Notes, in the case of Corporate Units, or the related Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case to the Agent for delivery to the Holder thereof or its designee.

          (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Notes or Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities, (i) transfer to the Holder the Notes or Treasury Securities, as the case may be, forming a part of such Securities, and (ii) deliver to the Holder a certificate or certificates for the full number of shares (including fractional shares, if the Company elects to issue such fractional shares, as provided in Section 5.11) of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.11.

          (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Securities evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Early Settlement was not effected.

          SECTION 5.10. EARLY SETTLEMENT UPON MERGER. (a) In the event of a merger or consolidation of the Company of the type described in clause (i) of Section 5.06(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a " CASH MERGER"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Security the right to settle the Purchase Contract underlying such Security prior to the Purchase Contract Settlement Date ("MERGER EARLY SETTLEMENT") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Purchase Contract Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Purchase Contract Agent and the Collateral Agent. Each such notice shall contain: (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "MERGER EARLY SETTLEMENT DATE"); (ii) the date, which shall be three Business Days prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised; (iii) the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.06(b), provided that, for purposes of determining the Settlement Rate in connection with a Merger Early Settlement, "APPLICABLE MARKET VALUE" shall mean the last reported sale price of the Common Stock immediately prior to the closing of the related Cash Merger; (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

          (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Purchase Contract Agent at the Corporate Trust Office on or one Business Day before the Merger Settlement Date, at 5:00 p.m., New York City time the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.04(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

          (c) On the Merger Early Settlement Date the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.06, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and
     (ii) the Pledged Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, in the case of Corporate Units, or Pledged Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Purchase Contract Settlement Date shall be deemed to refer to such Merger Early Settlement Date.

          (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Pledged Treasury Securities, as the case may be, forming a part of such Securities, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment, if any, in lieu of any fraction of a share, as provided in Section 5.11.

          (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Purchase Contract Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

     SECTION 5.11. FRACTIONAL SHARES. At the Company's sole discretion, fractional shares or scrip representing fractional shares of Common Stock may be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Agent, may make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.11 in a timely manner.

     SECTION 5.12. CHARGES AND TAXES. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no such tax is due.


                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.01. UNCONDITIONAL RIGHT OF HOLDERS TO PURCHASE COMMON STOCK. Unless a Termination Event shall have occurred, the Holder of any Corporate Units or Treasury Units shall have the right, which is absolute and unconditional, to purchase Common Stock pursuant to such Purchase Contract and to institute suit for the enforcement of such right to purchase Common Stock, and such right shall not be impaired without the consent of such Holder.

     SECTION 6.02. RESTORATION OF RIGHTS AND REMEDIES. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

     SECTION 6.03. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.04. DELAY OR OMISSION NOT WAIVER. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

     SECTION 6.05. UNDERTAKING FOR COSTS. All parties to this Agreement agree, and each Holder of Corporate Units or Treasury Units, by its acceptance of such Corporate Units or Treasury Units shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of interest on any Notes on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Security held by such Holder.

     SECTION 6.06. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII

                                   THE AGENT

     SECTION 7.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a)(1) The Agent undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

               (2) the Agent may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement, but need not confirm or investigate the accuracy of mathematical calculations stated therein.

          (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

               (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

          (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

          (d) The Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Agent.

     SECTION 7.02. NOTICE OF DEFAULT. Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

     SECTION 7.03. CERTAIN RIGHTS OF AGENT. Subject to the provisions of Section 7.01:

          (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an officer's certificate of the Company;

          (d) the Agent may consult with counsel of its selection and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder.

     SECTION 7.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

     SECTION 7.05. MAY HOLD SECURITIES. Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

     SECTION 7.06. MONEY HELD IN CUSTODY. Money held by the Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise expressly provided herein or as otherwise agreed in writing with the Company.

     SECTION 7.07. COMPENSATION AND REIMBURSEMENT. The Company agrees:

          (1) to pay to the Agent from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time;

          (2) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

          (3) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Agent) incurred without negligence, wilful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The provisions of this Section shall survive the termination of this Agreement.

     SECTION 7.08. CORPORATE AGENT REQUIRED; ELIGIBILITY. There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a subsidiary of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having an office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The provisions of this Section shall survive the termination of this Agreement.

     SECTION 7.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

          (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

          (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Agent and the Company. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

          (d) If at any time

               (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Agent shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

          (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

          (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office and New York office, if any.


     SECTION 7.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

          (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

          (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

     SECTION 7.11. MERGER, CONVERSION, CONSOLIDATION OF SUCCESSION TO BUSINESS. Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Securities.

     SECTION 7.12. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

     SECTION 7.13. NO OBLIGATIONS OF AGENT. Except to the extent otherwise provided in this Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article V hereof.

     SECTION 7.14. TAX COMPLIANCE. (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or
(ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

          (b) The Agent shall comply with any written direction received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.01(a)(2) hereof.

          (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.


                                  ARTICLE VIII

                            SUPPLEMENTAL AGREEMENTS

     SECTION 8.01. SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

          (4) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.06(b); or

          (5) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders in any material respect.

     SECTION 8.02. SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority of the Outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts or the provisions of this Agreement or the rights of the Holders in respect of the Securities (other than the Notes, which may be modified only in accordance with the applicable provisions of the Indenture; PROVIDED, HOWEVER, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change any Payment Date;

          (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under any Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Corporate Units to substitute the Treasury Securities for the pledged Notes or the rights of holders of Treasury Units to substitute Notes for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

          (3) change the place or currency of payment

          (4) impair the right to institute suit for the enforcement of any Purchase Contract;

          (5) reduce the number of shares of Common Stock (or the amount of any other property) to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock (or any other property) upon settlement of any Purchase Contract, change the Purchase Contract Settlement Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

          (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement;

PROVIDED, that if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 8.03. EXECUTION OF SUPPLEMENTAL AGREEMENTS. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 8.04. EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement and the Securities shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

     SECTION 8.05. REFERENCE TO SUPPLEMENTAL AGREEMENTS. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.


                                   ARTICLE IX

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 9.01. COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. The Company covenants that it will not merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) either the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement, the Notes, the Indenture, the Remarketing Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default of its payment obligations under this Agreement or the Notes, or in default of its obligations to deliver Common Stock (or other property) on the Purchase Contract Settlement Date or any Early Settlement Date, or in material default in the performance of any other covenant hereunder or under the Notes, the Indenture, the Remarketing Agreement, the Purchase Contracts or the Pledge Agreement.

     SECTION 9.02. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.01, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company, and its predecessor shall, except in the case of a lease, be released from its obligations under this Agreement. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Kansas City Southern Industries, Inc. any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance, such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

     SECTION  9.03.  OPINION OF COUNSEL  GIVEN TO AGENT.  The Agent,  subject to
Sections 7.01 and 7.03, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent hereunder to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.


                                   ARTICLE X

                                   COVENANTS

     SECTION 10.01. PERFORMANCE UNDER PURCHASE CONTRACTS. The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Purchase
Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

     SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain or cause to be maintained in the Borough of Manhattan, The City of New York an office or agency (a "New York Office"). Certificates may be presented or surrendered for payment and for acquisition of shares of Common Stock (or other property) upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of a Corporate Unit and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby designates the Borough of Manhattan, the City of New York, as the places of payment for the Securities, and hereby appoints the Agent, acting through its Corporate Trust Office in , as the registrar, paying agent and transfer agent for the Corporate Units and the Treasury Units and for the other purposes contemplated by this Section 10.02.

     SECTION 10.03. COMPANY TO RESERVE COMMON STOCK. The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

     SECTION 10.04. COVENANTS AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company shall comply with all applicable securities laws regulating the offer, issuance and delivery of shares of Common Stock upon settlement of Purchase Contracts and will endeavor to list such shares on each national securities exchange or automated quotation system on which the Common Stock is then listed.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          KANSAS CITY SOUTHERN INDUSTRIES, INC.,


                                          by
                                              ------------------------------
                                              Name:
                                              Title:



                                         as Purchase Contract Agent


                                         by
                                              ------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT A

                  (Form of Face of Corporate Units Certificate)

     THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH-OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                                        No.       CUSIP No.
Number of Corporate Units



                                % Corporate Units

     This Corporate Units Certificate certifies that           is the registered
Holder of the number of Corporate Units set forth above. Each Corporate Unit represents (i) either (a) beneficial ownership by the Holder of $25 principal amount of % Senior Notes of The Kansas City Southern Railway Company due August 17, 2007 (the "NOTE"), subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement or (b) upon (1) the occurrence of a Tax Event Redemption prior to May 17, 2004, or, in the event of a Failed Initial Remarketing, the Purchase Contract Settlement Date, or (2) a Successful Initial Remarketing, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Kansas City Southern Industries, Inc., a Delaware corporation (the "COMPANY", which term, as used herein, includes its successors pursuant to the Purchase Contract Agreement). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

     Pursuant to the Pledge Agreement, the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of each Corporate Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Corporate Unit.

     The Pledge Agreement provides that all payments of principal on the Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, as the case may be, or interest payments on any Pledged Notes (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of the Corporate Units received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds
(i) in the case of (A) interest payments with respect to Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of principal or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such terms) of the Treasury Portfolio, as the case may be, with respect to any Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of principal on any Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio that has not been released from the Pledge pursuant to the Pledge Agreement, as the case may be, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate Units of which such Pledged Notes or the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Corporate Units. Interest on any Notes or distributions on the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of a Corporate Unit evidenced hereby which are payable quarterly in arrears on August 17, November 17, February 17 and May 17, each year, commencing August 17, 2001 (a "PAYMENT DATE"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Corporate Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

     Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on August 17, 2004 (the "PURCHASE CONTRACT SETTLEMENT DATE"), at a price equal to $25 (the "STATED AMOUNT"), a number of newly issued shares of Common Stock, $0.01 par value per share ("COMMON Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or a Merger Early Settlement with respect to the Corporate Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "PURCHASE PRICE") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

     Interest on the Notes or distributions on the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, will be payable at the Corporate Trust Office of the Agent and at the New York Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Corporate Units Register.

     Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                          KANSAS CITY SOUTHERN INDUSTRIES, INC.,


                                          by
                                             ----------------------------
                                                Name:
                                                Title:




                                          HOLDER SPECIFIED ABOVE (as to
                                          obligations of such Holder under the
                                          Purchase Contracts evidenced hereby)

                                          by                  , not individually
                                          but solely as attorney-in-fact of
                                          such Holder


                                          by
                                              ---------------------------
                                                Name:
                                                Title:


Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION


     This is one of the Corporate Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                           by                             ,
                                              ----------------------------
                                                as Purchase Contract Agent


                                           by
                                              ----------------------------
                                                Authorized Signatory


Dated:

                (Form of Reverse of Corporate Units Certificate)


     Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of , 2001 (as may be supplemented from time to time, the "PURCHASE CONTRACT AGREEMENT"), between the Company and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, herein called the "AGENT"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

     Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Purchase Price, a number of newly issued shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $ (the "THRESHOLD APPRECIATION PRICE"), shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $ , the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Amount is less than or equal to $ , shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. As provided in the Purchase Contract Agreement, fractional shares of Common Stock may, at the Company's discretion, be issued upon settlement of Purchase Contracts.

     Each Purchase Contract evidenced hereby which is settled either through Early Settlement or Cash Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

     The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date or, for purposes of determining cash payable in lieu of factional shares in connection with an Early Settlement, the third Trading Day immediately preceding the relevant Early Settlement Date.

     The "CLOSING PRICE" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

     A "TRADING DAY" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     Each Purchase Contract evidenced hereby may be settled prior to the Purchase Contract Settlement Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

     In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, an Early Settlement or a Merger Early Settlement or from the Proceeds of a remarketing of the related Pledged Notes of such holders. Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, a Holder of Corporate Units who does not make an effective Cash Settlement, Early Settlement or Merger Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related Pledged Notes held by the Collateral Agent. Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, such sale will be made by the Remarketing Agent pursuant to the terms of the Supplemental Remarketing Agreement and the Remarketing Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. If a Tax Event Redemption or a Successful Initial Remarketing has occurred, a Holder of Corporate Units shall pay the Purchase Price with the Proceeds at maturity of the Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio.

     The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

     Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Corporate Units holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Corporate Units holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Notes constituting a part of such holder's Corporate Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Corporate Units Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Agent shall abstain from voting the Notes evidenced by such Corporate Units.

     Upon the occurrence of a Tax Event Redemption prior to May 17, 2004, or, in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply, out of the aggregate Redemption Price for the Notes that are components of Corporate Units, an amount equal to the aggregate Redemption Amount for the Notes that are components of Corporate Units to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Corporate Units.

     Upon the occurrence of a Successful Initial Remarketing, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such Proceeds of the Successful Initial Remarketing to the Agent for payment to the Holders of such Corporate Units.

     Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date or a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Sections 2, 3, 4, 5 and 6 of the Pledge Agreement and any reference herein to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio.

     The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Corporate Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Treasury Securities for Notes, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Unit in respect of the Note or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and the Purchase Contract constituting such Corporate Unit may be transferred and exchanged only as a Corporate Unit. A Holder of Corporate Units may create Treasury Units by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of the Pledged Notes in exchange for the release of such Pledged Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Unit". A Holder may make such Collateral Substitution only in integral multiples of 40 Corporate Units for 40 Treasury Units. Such Collateral Substitution may cause the equivalent aggregate Stated Amount of this Certificate to be increased or decreased; PROVIDED, HOWEVER, the equivalent aggregate Stated Amount outstanding under this
Corporate Units Certificate  shall not exceed $       .  All such adjustments to
                                               -------
the equivalent aggregate Stated Amount of this Corporate Units Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

     A Holder of Treasury Units may recreate Corporate Units by delivering to the Collateral Agent Notes with an aggregate principal amount equal to the aggregate principal amount of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of a Corporate Unit may be effected only in multiples of 40 Treasury Units for 40 Corporate Units.

     The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Corporate Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

     Subject to and upon compliance with the provisions of the Purchase Contract Agreement and unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units as the result of a successful Initial Remarketing or a Tax Event Redemption, at the option of the Holders thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("EARLY SETTLEMENT") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Corporate Units Certificate, the Holder of this Corporate Units Certificate shall deliver this Corporate Units Certificate to the Agent at the Corporate Trust Office or the New York office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the Company in an amount (the "EARLY SETTLEMENT AMOUNT") equal to the product of (i) the Stated Amount times (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

     Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement) under the terms of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contract
Agreement, the Pledge Agreement and the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

     The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (I.E., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying this Corporate Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, Proceeds of the Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury
Portfolio on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

     Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

     The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of interest payable quarterly on the Notes or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                           as tenants in common

UNIF GIFT MIN ACT -                 ------------ Custodian------------
                                    (cust)                     (minor)

                                    Under Uniform Gifts to Minors Act


                                    -----------------------------------
                                                  (State)


TEN ENT -                           as tenants by the entireties

JT TEN -                            as joint tenants with right of
                                    survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.


                                    -----------------------------------

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                 ------------------------------------------------------
-----------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other  Identifying
Number of Assignee)

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

-----------------------------------------------------------------------

attorney to transfer said Corporate Units Certificates on the books of Kansas City Southern Industries, Inc. with full power of substitution in the premises.

Dated:
       -------------------              -------------------------------
                                        Signature

                                        NOTICE: The signature to this
                                        assignment must correspond
                                        with the name as it appears
                                        upon the face of the within
                                        Corporate Units Certificates
                                        in every particular, without
                                        alteration or enlargement or
                                        any change whatsoever.

Signature Guarantee:
                    --------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share (if the Company elects not to issue fractional shares), to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
       --------------------             -------------------------------
                                        Signature
                                        Signature Guarantee:
                                                             ----------

                                        (if assigned to another
                                        person)

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other" signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address REGISTERED HOLDER and (ii) provide a guarantee of your signature: Please print
name  and   address  of   Registered   Holder:

---------------------------             -------------------------------
       Name                                         Name

---------------------------             -------------------------------
       Address                                      Address

---------------------------             -------------------------------

---------------------------             -------------------------------

Social Security or other
Taxpayer Identification
Number, if any                          -------------------------------

                            ELECTION TO SETTLE EARLY

     The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Corporate Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof; PROVIDED, HOWEVER, that if the Treasury Portfolio has replaced the Notes as a component of the Corporate Units as the result of a successful Initial
Remarketing of the Notes or a Tax Event Redemption, no early settlement may occur. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share (if the Company elects not to issue fractional shares) and any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Notes deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
      ---------------------             ---------------------------------
                                                  Signature

Signature Guarantee
(if assigned to another person):
                                        ---------------------------------


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

     If shares of Common Stock or Corporate Units Certificates are to be registered in the name of and delivered to and Pledged Notes are to be transferred to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

--------------------------------
         Name

--------------------------------
         Address

--------------------------------

--------------------------------

--------------------------------



REGISTERED HOLDER

Please print name and address of Registered Holder:

--------------------------------
         Name

--------------------------------
         Address

--------------------------------

--------------------------------

--------------------------------

--------------------------------

Social Security or other
Taxpayer Identification
Number, if any                          --------------------------------

Transfer Instructions for Pledged Notes Transferable Upon Early Settlement or a Termination Event:


------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

     The following increases or decreases in this Global Certificate have been made:


Date       Amount of       Amount of       Stated Amount of      Signature of
          decrease in     increase in         this Global         authorized
         Stated Amount   Stated Amount        Certificate        signatory of
         of the Global   of the Global       following such    Purchase Contract
          Certificate     Certificate         decrease or           Agent of
                                                increase           Securities
                                                                   Custodian

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                  (Form of Face of Treasury Units Certificate)

     THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                        No.         CUSIP NO.

Number of Treasury Units


                                % Treasury Units


     This Treasury Units Certificate  certifies that                      is the
registered Holder of the number of Treasury Units set forth above. Each Treasury Unit represents (i) a 1/40, or 2.5%, undivided beneficial ownership interest in a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Kansas City Southern Industries, Inc., a Delaware corporation (the "COMPANY", which term, as used herein, includes its successors pursuant to the Purchase Contract Agreement). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

     Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Units evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury Unit.

     The Pledge Agreement provides that all payments of the principal of any Treasury Securities received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer of same day funds (i) in the case of any principal payments with respect to any Treasury Securities that have been released from the Pledge pursuant to the Pledge Agreement, to the Holders of the applicable Treasury Units to the accounts designated by them in writing for such purpose no later than 2:00 p.m. New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day), and (ii) in the case of the principal of any Pledged Treasury Securities, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Treasury Units of which such Pledged Treasury Securities are a part under the Purchase Contracts forming a part of such Treasury Units.

     Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on August 17, 2004 (the "PURCHASE CONTRACT SETTLEMENT DATE"), at a price equal to $25 (the "STATED AMOUNT"), a number of newly issued shares of Common stock, $0.01 par value per share ("COMMON STOCK"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Treasury Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "PURCHASE Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the Proceeds from the Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

     Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           KANSAS CITY SOUTHERN INDUSTRIES, INC.


                                           by
                                                --------------------------------
                                                Name:
                                                Title:


                                           HOLDER SPECIFIED ABOVE (as to
                                           obligations of such Holder under
                                           the Purchase Contracts)

                                           by       [         ] not
                                           individually but solely as
                                           attorney-in-fact of such
                                           Holder


                                           by
                                                --------------------------------
                                                Name:
                                                Title:

Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

     This is one of the Treasury Units referred to in the within-mentioned Purchase Contract Agreement.

                                           by
                                                --------------------------------
                                                [      ],
                                                as Purchase Contract Agent


                                           by
                                                --------------------------------
                                                Authorized Signatory

                               (Form of Reverse of
                           Treasury Units Certificate)

     Each Purchase Contract  evidenced hereby is governed by a Purchase Contract
Agreement,  dated as of              , 2001 (as may be  supplemented  from time
to time, the "PURCHASE CONTRACT AGREEMENT"), between the Company and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, herein called the "AGENT"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

     Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at the Purchase Price, a number of newly issued shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement or a Merger Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined
below)  is equal to or  greater  than $           (the  "THRESHOLD  APPRECIATION
PRICE"), shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than
$        , the  number of shares of Common  Stock per  Purchase  Contract  equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Amount is less than or equal to $ , shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. As provided in the Purchase Contract Agreement, fractional shares of Common Stock may, at the Company's discretion, be issued upon settlement of Purchase Contracts.

     Each Purchase Contract evidenced hereby which is settled through Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate.

     The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date or, for purposes of determining cash payable in lieu of fractional shares in connection with an Early Settlement, the third Trading Day immediately preceding the relevant Early Settlement Date.

     The "CLOSING PRICE" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

     A "TRADING DAY" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     Each Purchase Contract evidenced hereby may be settled prior to the Purchase Contract Settlement Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

     In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting either an Early Settlement or Merger Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Units equal to the Stated Amount to the purchase of the Common Stock. A Holder of Treasury Units who does not make an effective Early Settlement or Merger Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued on the related Purchase Contract by applying a principal amount of the Pledged Treasury Securities as aforesaid.

     The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

     The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Notes for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit. Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units as the result of a Successful Initial Remarketing of the Notes or a Tax Event Redemption, a Holder of Treasury Units may recreate Corporate Units by delivering to the Collateral Agent Notes with an aggregate principal amount equal to the aggregate principal amount of the pledged Treasury Securities in exchange for the release of such pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Security for which such Pledged Notes secure the Holder's obligation under the Purchase Contract shall be referred to as a "CORPORATE UNIT". A Holder may make such a substitution only in integral multiples of 40 Treasury Units for 40 Corporate Units. Such substitution may cause the equivalent aggregate Stated Amount of this Certificate to be increased or decreased; PROVIDED, HOWEVER, the equivalent aggregate Stated Amount outstanding under this Treasury Units Certificate shall not exceed $ . All such adjustments to the equivalent
                                ------
aggregate Stated Amount of this Treasury Units Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

     A Holder of a Corporate Unit may create a Treasury Unit by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of the Pledged Notes in exchange for the release of such Pledged Notes in accordance with the terms of the Purchase
Contract Agreement and the Pledge Agreement. Any such creation of a Treasury Units may be effected only in multiples of 40 Corporate Units for 40 Treasury Units.

     The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to purchase Common Stock shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Treasury Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

     Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holders thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("EARLY SETTLEMENT") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury Units Certificate, the Holder of this Treasury Units Certificate shall deliver this Treasury Units Certificate to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the Company in an amount (the "EARLY SETTLEMENT Amount") equal to the product of (i) the Stated Amount times, (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Treasury Securities underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

     Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement) under the terms of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contract
Agreement, the Pledge Agreement and the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

     The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, Proceeds of the pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

     Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

     The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments on the Treasury Securities and performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                           as tenants in common

UNIF GIFT MIN ACT -                              Custodian
                                    -------------         -------------
                                    (cust)                      (minor)

                                    Under Uniform Gifts to Minors Act


                                    -----------------------------------
                                                  (State)

TEN ENT -                           as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.


                                    -----------------------------------

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                 ------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of ASSIGNEE)
         --------------------------------------------------------------

(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing
                                        -------------------------------
attorney to transfer said Treasury Units Certificates on the books of Kansas City Southern Industries, Inc. with full power of substitution in the premises.

Dated:
       ---------------------
                                        ------------------------------
                                                  Signature

                                        NOTICE:  The signature to this
                                        assignment must correspond with the
                                        name as it appears upon the face of
                                        the within Treasury Units
                                        Certificates in every particular,
                                        without alteration or enlargement
                                        or any change whatsoever.

Signature Guarantee:
                    ---------------------------------------------------
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share (if the Company elects not to issue fractional shares), to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
       ----------------------               ------------------------------
                                            Signature
                                            Signature Guarantee:
                                                                ----------
                                            (if assigned to another
                                            person)

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

---------------------------------------------------------------------------
                                      Name

---------------------------------------------------------------------------
                                     Address

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

Social Security or other
Taxpayer Identification
Number, if any
                  ---------------------------------------------------------

REGISTERED HOLDER

Please print name and address of Registered Holder:

---------------------------------------------------------------------------
                                      Name

---------------------------------------------------------------------------
                                     Address

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                            ELECTION TO SETTLE EARLY


     The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share (if the
Company elects not to issue fractional shares) and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer or similar tax payable incident thereto.

                                        Dated:
                                                --------------------------------
                                        Signature
                                                  ------------------------------


Signature Guarantee:
                    ---------------------------------
(if assigned to another person)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Treasury Units Certificates are to be registered in the name of and delivered to and pledged Treasury Securities are to be transferred to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

---------------------------------------------------------------------------
                                      Name

---------------------------------------------------------------------------
                                     Address

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


Social Security or other
Taxpayer Identification
Number, if any
                  ---------------------------------

Please print name and address of Registered Holder:

---------------------------------------------------------------------------
                                      Name

---------------------------------------------------------------------------
                                     Address

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

Transfer Instructions for pledged Treasury Securities

Transferable Upon Settlement or a Termination Event:

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

               The following increases or decreases in this Global
                           Certificate have been made:


Date       Amount of       Amount of       Stated Amount of      Signature of
          decrease in     increase in         this Global         authorized
         Stated Amount   Stated Amount        Certificate        signatory of
         of the Global   of the Global       following such    Purchase Contract
          Certificate     Certificate         decrease or           Agent of
                                                increase           Securities
                                                                   Custodian

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT C

                    INSTRUCTION FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT

[Collateral Agent Address]


     Re: Mandatory Convertible Units of Kansas City Southern Industries, Inc. (the "COMPANY")

     We hereby notify you in  accordance  with Section [4.1] [4.2] of the Pledge
Agreement,  dated as of           ,  2001,  (the "PLEDGE  AGREEMENT")  among the
                        ----------
Company, yourselves, as Collateral Agent, Custodial Agent and Securities Intermediary and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Corporate Units] [Treasury Units] from time to time, that the holder of the Securities listed below (the "HOLDER") has elected to
substitute [$      aggregate  principal amount of Treasury  Securities]  [$
             -----                                                         -----
aggregate principal amount of Notes] in exchange for an equal Value of [Pledged Notes] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Notes] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Notes], and upon the payment by such Holder of any applicable fees, to release the [Notes] [Treasury Securities] related to such [Corporate Units] [Treasury Units] to us in accordance with the Holder's instructions. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.


Date:
      ------------------                      -------------------------------
                                              by
                                                  ---------------------------
                                                  Name:
                                                  Title:
                                              Signature Guarantee:
                                                                   ----------

Please  print name and  address of  Registered  Holder  electing  to  substitute
[Treasury   Securities]  [Notes]  for  the  [Pledged  Notes]  [Pledged  Treasury
Securities]:

--------------------------------              -------------------------------
         Name                                 Social Security or other Taxpayer
                                              Identification Number, if any

--------------------------------
      Address
--------------------------------

--------------------------------

                                    EXHIBIT D

                     INSTRUCTION TO PURCHASE CONTRACT AGENT


[Purchase Contract Agent Address]



     Re: Mandatory Convertible Units of Kansas City Southern Industries, Inc. (the "COMPANY")

     The  undersigned  Holder hereby  notifies you that it has delivered to
                   , as Collateral Agent,  [$      aggregate principal amount of
                                             -----
Treasury Securities] [$ aggregate principal amount of Notes] in exchange for an equal Value of [Pledged Notes] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section [4.1], [4.2] of the Pledge Agreement, dated , 2001 (the "PLEDGE AGREEMENT"), between you, the Company and
                 --
the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes] [Pledged Treasury Securities] related to such [Corporate Units] [Treasury Units]. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.


                                        Dated:
                                                ----------------------------
                                        Signature
                                                   -------------------------
                                        Signature Guarantee:

                                        ------------------------------------


Please print name and address of Registered Holder:


---------------------------------           ---------------------------------
         Name                               Social Security or other Taxpayer
                                            Identification Number, if any
---------------------------------
       Address

---------------------------------

---------------------------------

                                    EXHIBIT E

                        NOTICE TO SETTLE BY SEPARATE CASH

[Purchase Contract Agent Address]


     Re: Mandatory Convertible Units of Kansas City Southern Industries, Inc. (the "COMPANY")

     The undersigned Holder hereby  irrevocably  notifies you in accordance with
Section 5.04 of the Purchase Contract  Agreement dated as of             ,  2001
                                                             ------------
among the Company and yourselves, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Collateral Agent, on or prior to 11:00 a.m. New York City time, on the Business Day immediately preceding the Purchase Contract Settlement Date, (in lawful money of the United States by [certified or cashiers check or]
wire transfer,  in each case in immediately  available funds),  $         as the
                                                                 --------
Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Corporate Units] [Treasury Units].

                                        Dated:
                                                -----------------------------
                                        Signature
                                                  ---------------------------
                                        Signature Guarantee:

                                        -------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:


----------------------------------          ---------------------------------
         Name                               Social Security or other Taxpayer
                                            Identification Number, if any
----------------------------------
        Address

----------------------------------

----------------------------------